Subsequent Events (Details Textual)	12 Months Ended
Dec. 31, 2015 $ / shares
Subsequent Event [Line Items]
Preferred Share Purchase Rights Conditions For Rights Exercise	(i) a person or group obtaining ownership of 15% or more of the Companys common shares or (ii) the commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the Companys common shares, in each case, without the approval of the Companys board of directors, each Right will entitle the holders, other than the acquiring person, to buy, at an exercise price of $30.00, one one-thousandth of a share of the newly created series A junior participating preferred shares of the Company, or the Series A Preferred Shares.
Class of Warrant or Right, Exercise Price of Warrants or Rights	$ 30.00
Board of Directors [Member]
Subsequent Event [Line Items]
Class of Stock Warrants or Right, Rights Redemption Price	$ 0.001